UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01     Regulation FD Disclosure.

On June 5, 2017, Helios and Matheson Analytics Inc. issued a press release announcing the acquisition by its subsidiary, Zone Technologies, Inc. (“RedZone”), of certain patented technology. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

On May 25, 2017, RedZone completed an acquisition of all assets of TrendIt Ltd. (“TrendIt”), an Israel-based technology company. Included in the assets acquired are the following three U.S. patents:

Title	U.S. Patent No.	Patent Expiration Date
Using Customer Relationship Management Data Exhibiting Unique User Identifiers in a Cellular Network for Creating GEO Statistical Representations of the Users.	8,285,307	February 15, 2029

Using Customer Relationship Management Data Non Exhibiting Unique User Identifiers for Creating GEO Statistical Representations of the Users.	8,280,407	March 25, 2029

Tempo Spatial Data Extraction from Network Connected Devices.	8,700,631	September 24, 2028

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 5, 2017.*

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Stuart Benson
Theodore Farnsworth, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 5, 2017.*

* Furnished herewith.